UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-057839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21301 Burbank Boulevard Woodland Hills, California (Address of principal executive offices)	91367 (Zip Code)

(818) 287-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2013, United Online, Inc. (the “Company” or “United Online”) announced a distribution date of November 1, 2013 (the “Distribution Date”) for the spin off of all of the issued and outstanding shares of common stock of FTD Companies, Inc. (“FTD Companies”), which operated the Company’s floral and gift products and services businesses (the “Separation”). Prior to and in connection with the Separation, following the close of market on October 31, 2013, the Company effectuated a 1-for-7 reverse stock split (the “Reverse Stock Split”) of its shares of Common Stock, $0.0001 par value per share (the “Common Stock”). The spin off of FTD Companies was in the form of a tax-free stock distribution to the Company’s stockholders of record as of the close of business on October 10, 2013 (the “Record Date”). On November 1, 2013, the Company distributed one share of FTD Companies common stock for every five shares of its Common Stock outstanding, prior to giving effect to the Reverse Stock Split (the “Distribution”).

In connection with the above, the Company entered into a Separation and Distribution Agreement with FTD Companies, dated as of October 31, 2013 (the “Separation Agreement”). In addition to the Separation Agreement, the Company and FTD Companies entered into certain ancillary agreements, including a Transition Services Agreement (the “Transition Services Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”) and a Tax Sharing Agreement (the “Tax Sharing Agreement”), each dated as of October 31, 2013. Set forth below is a description of each of these agreements, forms of which were filed as exhibits to the Registration Statement on Form 10 (the “Registration Statement”) of FTD Companies previously filed with the Securities and Exchange Commission (the “SEC”).

The Separation Agreement

The Separation Agreement contains the key provisions relating to the Separation. It also contains other agreements that govern certain aspects of the Company’s relationship with FTD Companies that will continue after the completion of the Separation. For purposes of the Separation Agreement: (1) the “FTD Entities” means FTD Companies and each of its subsidiaries, and (2) the “UOL Entities” means the Company and each of the Company’s subsidiaries other than the FTD Entities.

Transfer of Assets and Assumption of Liabilities.  The Separation Agreement allocates the assets and liabilities of the Company and its subsidiaries between the FTD Entities and the UOL Entities and describes when and how any required transfers and assumptions of assets and liabilities will occur. Because the Company and FTD Companies have generally had segregated assets and liabilities since the Company’s acquisition of FTD Group, Inc. and its subsidiaries in 2008, no material assets and liabilities were transferred to FTD Companies by the Company.  In addition, the Separation Agreement provides that on or before November 1, 2013, United Online Software Development (India) Private Limited, a wholly-owned subsidiary of the Company, will transfer certain personnel and immaterial assets primarily dedicated to servicing FTD Companies’ business to a newly-formed Indian subsidiary of FTD Companies in exchange for a cash payment in an amount equal to the fair market value of such assets at the time of such transfer.

Termination of Intercompany Agreements.   Effective as of the Distribution Date, all agreements between any member of the UOL Entities, on the one hand, and any member of the FTD Entities, on the other hand, existing prior to the Distribution (excluding the Separation Agreement and any agreements identified in the applicable schedule thereto, the Transition Services Agreement and each other ancillary agreement described in the information statement contained in the Registration Statement) were terminated.

Settlement of Intercompany Accounts.   Any receivables, payables, or loans between any member of the UOL Entities, on the one hand, and any member of the FTD Entities, on the other hand, existing prior to the Distribution (excluding any receivables, payables, or loans that arise pursuant to the Separation Agreement or any ancillary agreement) were satisfied and/or settled in cash or otherwise cancelled.

The Distribution.   The Separation Agreement also governs the rights and obligations of the parties regarding the Distribution. On the Distribution Date, the Company caused its agents to distribute, on a pro rata basis, all of the issued and outstanding shares of FTD Companies common stock to Company stockholders who held the Company’s Common Stock as of the Record Date.

No Representations or Warranties.   Except as expressly set forth in any ancillary agreement, neither the Company nor FTD Companies provided any representations or warranties in connection with the Separation Agreement, and all assets were transferred “as is, where is.”

Access to Information.   The Separation Agreement provides that the parties will exchange certain information required to comply with requirements imposed on the requesting party by a government authority for use in any proceeding or to satisfy audit, accounting, claims defense, regulatory filings, litigation, tax or similar requirements, for use in compensation, benefit or welfare plan administration or other bona fide business purposes, or to comply with its obligations under the Separation Agreement or any ancillary agreement. In addition, the parties will use commercially reasonable efforts to make available to each other’s directors, officers, other employees, and agents as witnesses in any legal, administrative or other proceeding in which the other party may become involved to the extent reasonably required.

Releases, Allocation of Liabilities and Indemnification.   The Separation Agreement provides for a full and complete release and discharge of all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Separation, between or among any member of the UOL Entities and any member of the FTD Entities, except as expressly set forth in the Separation Agreement.

The Separation Agreement provides that (1) FTD Companies will indemnify each member of the UOL Entities, each affiliate of such member and each of their respective current and former stockholders, members, directors, officers, managers, agents, and employees against any and all losses relating to (a) liabilities arising out of the FTD Companies business, (b) any breach by any member of the FTD Entities of any provision of the Separation Agreement or any ancillary agreement, and (c) with respect to information contained in the Registration Statement (other than information regarding any member of the UOL Entities provided to FTD Companies by any member of the UOL Entities for inclusion therein), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) that the Company will indemnify each member of the FTD Entities, each affiliate of such member, and each of their respective current and former stockholders, members, directors, officers, managers, agents, and employees against any and all losses relating to (a) liabilities arising out of the Company’s businesses, (b) any breach by any member of the UOL Entities of any provision of the Separation Agreement or any ancillary agreement, and (c) with respect to information contained in the Registration Statement (solely with respect to information regarding any member of the UOL Entities provided to FTD Companies by any member of the UOL Entities for inclusion therein), any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Separation Agreement provides the Company with the right to control the litigation and settlement of certain litigation matters that relate to a member of each of the UOL Entities and the FTD Entities and which were asserted before the Separation, as well as specified litigation matters which are asserted after the Separation. The Separation Agreement also provides for the allocation of liabilities and expenses between the Company and FTD Companies with respect to these matters. It also establishes procedures with respect to claims subject to indemnification, insurance claims and related matters.

Indemnification with respect to taxes and employee benefits will be governed by the Tax Sharing Agreement and the Employee Matters Agreement, respectively.

Expenses.   Except as expressly set forth in the Separation Agreement or in any ancillary agreement, each of the Company and FTD Companies will bear its own expenses (and the expenses of its subsidiaries) in connection with the Separation.

Transition Services Agreement

Pursuant to the Transition Services Agreement, the Company has agreed to continue to provide various services to FTD Companies on an interim, transitional basis.

Transition Services.  The services the Company will provide to FTD Companies will include information technology, payroll, legal, and other specified services.

Standard of Performance.  The Company will perform the transition services in a manner generally consistent with the manner in which such services were provided prior to the Distribution Date.

Fees.  In consideration for such services, FTD Companies will pay fees to the Company for the services provided as specified in the Transition Services Agreement.

Limitation of Liabilities.  In general, neither the Company nor FTD Companies will be liable to the other in connection with any service provided under the Transition Services Agreement except in the case of gross negligence, willful misconduct, or material breach of the Transition Services Agreement.

Term and Termination.  The Transition Services Agreement will generally terminate after a period of 12 months, but one or more of the services may be subject to a specified termination date or may be terminated earlier by the receiving party at the end of a designated month by giving the providing party at least 30 days’ prior written notice of such termination. Either party will have the right to terminate the Transition Services Agreement in the event that the other party shall have (1) applied for or consented to the appointment of a receiver, trustee, or liquidator; (2) admitted in writing an inability to pay debts as they mature; (3) made a general assignment for the benefit of creditors; or (4) filed a voluntary petition, or have filed against it a petition, for an order of relief under the U.S federal Bankruptcy Code, as amended.

Employee Matters Agreement

The Employee Matters Agreement sets forth the agreements between the Company and FTD Companies as to certain employment, compensation, and benefits matters. The Employee Matters Agreement contains provisions concerning cooperation between the Company and FTD Companies in the sharing of employee information and the maintenance of confidentiality.

Assumption and Retention of Liabilities; Related Assets.  The Employee Matters Agreement provides for the allocation and treatment of liabilities and assets arising out of employee compensation and benefit programs in which employees participated prior to the Distribution Date. Generally, each of the Company and FTD Companies assumed or retained sponsorship of, and liabilities relating to, employee compensation and benefit programs relating to its own employees. In connection with the Separation, FTD Companies will provide benefit plans and arrangements in which its employees will participate going forward.

Effect on Equity Awards.  The Employee Matters Agreement provides for the treatment of outstanding equity awards of the Company in connection with the Separation. All outstanding Company equity awards to the extent held by employees of FTD Companies as of the Distribution Date will be converted to FTD Companies equity awards, issued pursuant to an equity incentive plan that FTD Companies will establish. The conversion will result in each converted award having substantially the same value as the applicable Company equity award as of the conversion. No changes will be made with respect to Company equity awards held by any individual who is employed by the Company immediately following the Separation or a former or retired employee other than appropriate adjustments to preserve their value following the Separation and to reflect the Reverse Stock Split. The then-current purchase period under the United Online 2010 Employee Stock Purchase Plan ended as of the day before the Separation and all outstanding purchase rights under the plan at that time were exercised in accordance with the provisions of the United Online 2010 Employee Stock Purchase Plan, at which time the United Online 2010 Employee Stock Purchase Plan terminated in accordance with the provisions thereof.

Tax Sharing Agreement

The Tax Sharing Agreement between the Company and FTD Companies generally will govern the Company’s and FTD Companies’ respective rights, responsibilities, and obligations after the Separation with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended (the “Code”), including as a result of Section 355(e) of the Code. Under the Tax Sharing Agreement, with certain exceptions, the Company generally will be responsible for the payment of all income and non-income taxes attributable to its operations or the operations of the UOL Entities. With certain exceptions, the Company generally will be responsible for the payment of all income and non-income taxes, including consolidated U.S. federal income taxes of the United Online tax reporting group for which FTD Companies is severally liable, to the extent such taxes are not attributable to FTD Companies’ operations, or the operations of the FTD Entities, and the Company will indemnify FTD Companies for these taxes.

Notwithstanding the foregoing, under the Tax Sharing Agreement, FTD Companies generally will be responsible for any taxes imposed on the Company that arise from the failure of the Distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Code, to the extent such failure to qualify is attributable to actions, events, or transactions relating to FTD Companies’ stock, assets, or business, or a breach of the relevant representations or any covenants made by FTD Companies in the Tax Sharing Agreement, the materials submitted to the IRS in connection with the request for the Internal Revenue Service’s tax ruling or the representation letter provided to counsel in connection with the tax opinion regarding the tax-free nature of the Distribution. The Company and FTD Companies generally will be jointly responsible for any taxes that arise from the failure of the Distribution to qualify as tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Code, if such failure is for any reason for which neither the Company nor FTD Companies is responsible. The Tax Sharing Agreement also sets forth the respective obligations between the Company and FTD Companies with respect to the preparation and filing of tax returns, the administration of tax audits and disputes and other tax matters.

The descriptions of the Separation Agreement, the Transition Services Agreement, the Employee Matters Agreement and the Tax Sharing Agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, the Separation was completed on November 1, 2013 pursuant to the Separation Agreement. FTD Companies is now an independent, public company trading under the symbol “FTD” on the NASDAQ Global Select Market. On November 1, 2013, the Company issued a press release announcing the completion of the Separation. A copy of the press release was attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 1, 2013.

Because the Separation occurred after September 30, 2013, the Company will report FTD Companies’ results of operations, including previously-reported results and corporate expenses related to the Separation, within discontinued operations in its consolidated financial statements for 2013 to be filed with the SEC in its Annual Report on Form 10-K for the year ending December 31, 2013.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director and Officer

As described in the Current Report on Form 8-K filed by the Company with the SEC on April 30, 2013, in connection with the completion of the Separation, Mark R. Goldston resigned as the Chairman, President and Chief Executive Officer of the Company, effective November 1, 2013, and he is no longer a director or executive officer of the Company or any of its subsidiaries.

Appointment of Interim Officer

On November 1, 2013, the Board of Directors of the Company appointed Neil P. Edwards, Executive Vice President and Chief Financial Officer of the Company, to serve as the interim Chief Executive Officer of the Company, effective November 1, 2013 through November 4, 2013.  As described in the Current Report on Form 8-K filed by the Company with the SEC on October 8, 2013, Francis Lobo became President and Chief Executive Officer of the Company and a member of its Board of Directors on November 5, 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which became effective at 11:59 p.m. on October 31, 2013, to effect the Reverse Stock Split, which was approved by the Company’s stockholders in September 2013. A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of United Online, Inc. for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 and unaudited pro forma condensed consolidated balance sheet of United Online, Inc. as of September 30, 2013 are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)         Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of United Online, Inc., effective October 31, 2013, as filed with the Secretary of State of the State of Delaware

10.1	Transition Services Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

10.2	Employee Matters Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

10.3	Tax Sharing Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

99.1

Unaudited pro forma condensed consolidated statements of operations of United Online, Inc. for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 and unaudited pro forma condensed consolidated balance sheet of United Online, Inc. as of September 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2013

UNITED ONLINE, INC.

By:	/s/ Neil P. Edwards
Neil P. Edwards
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of United Online, Inc., effective October 31, 2013, as filed with the Secretary of State of the State of Delaware

10.1	Transition Services Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

10.2	Employee Matters Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

10.3	Tax Sharing Agreement by and between United Online, Inc. and FTD Companies, Inc., dated as of October 31, 2013

99.1

Unaudited pro forma condensed consolidated statements of operations of United Online, Inc. for the nine months ended September 30, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 and unaudited pro forma condensed consolidated balance sheet of United Online, Inc. as of September 30, 2013